UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2005

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12082	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As set forth in greater detail in Item 4.01 below, the Audit Committee of the Board of Directors of Hanover Direct, Inc. (the “Company”) has dismissed the Company’s current principal independent auditors, KPMG LLP (“KPMG”) prior to their completion of the audit of the Company’s financial statements for the 2004 fiscal year. Because the Company’s new auditors, once selected by the Audit Committee, will require an indeterminate period of time to audit the Company’s financial statements which will further delay the already delayed filing of the Company’s fiscal year 2004 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the Company has included as exhibits to this Current Report a current draft of the Company’s fiscal year 2004 Annual Report on Form 10-K and a current draft of the Quarterly Report on Form 10-Q for the Quarterly Period ended June 25, 2005. Management believes that the financial statements included in the draft of the Form 10-K are accurate and are in a form that management was prepared to file had the Company received an audit report from its independent auditors. Similarly, the financial statements included in the second quarter 2005 Form 10-Q have not been reviewed by an independent auditor. Accordingly, neither the draft Form 10-K nor the draft Form 10-Q comply with the requirements of the Securities Exchange Act of 1934.

Moreover and as described below, prior to KPMG’s dismissal, KPMG identified material weaknesses in internal controls and informed the Company in a September 22, 2005 letter (“September 22nd KPMG Letter”) that it would have to perform additional audit procedures before KPMG could issue a report on the Company’s financial statements. KPMG did not perform these additional audit procedures prior to its dismissal.

The Company’s new independent auditors may require revisions to the financial statements and/or disclosures included in the drafts of the 2004 Form 10-K and second quarter 2005 Form 10-Q. In addition because of external factors beyond the Company’s control and because of the passage of time before the filing of the Form 10-K and Form 10-Q, the drafts included as exhibits may require other changes. Consequently, it is probable that these documents will be modified before being filed. Readers are cautioned that there can be no assurances that these modifications will not materially affect the financial results reported in and/or the disclosures contained in the draft filings.

Section 4. Matters related to Accountants or Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 20, 2005 the Audit Committee of the Company’s Board of Directors dismissed KPMG for the reasons set forth below.

KPMG was appointed as the Company’s principal independent auditors on May 14, 2002, succeeding Arthur Andersen LLP. KPMG issued an unqualified opinion on the Company’s fiscal year end 2002 and 2003 financial statements (which should no longer be relied upon as noted below) and reviewed the first two fiscal quarters of 2004. In May 2004, the Company appointed a new Chief Executive Officer and a month later identified a revenue recognition cut-off issue. The Company subsequently restated its prior period financial statements in its Form 10-Q for second fiscal quarter of 2004. On November 9, 2004, the Audit Committee met with KPMG and determined that an error identified by management in the accounting treatment of the Company’s Buyers’ Clubs also required restatement of the Company’s previously issued consolidated financial statements. The Company then announced on November 10, 2004 that its previously filed financial statements should no longer be relied upon. On November 16, 2004 the Audit Committee instituted an investigation relating to the restatement of the Company’s financial statements and other accounting-related matters and engaged independent outside counsel to assist with the investigation. In addition, during the course of preparing the Company’s financial statements for the third fiscal quarter of 2004 and fiscal year end 2004, four additional issues that resulted in restatement adjustments were identified.

In November of 2004, KPMG informed the Audit Committee that it had identified the first material weakness in internal controls noted below. KPMG later expanded the list to include the last two material weaknesses.

•

The Company lacks a sufficient number of financial and tax personnel with the appropriate level of expertise to independently monitor, interpret and implement the application of financial accounting standards in accordance with generally accepted accounting principles.

•	The environment of the Company was such that members of management were not encouraged to discuss transactions and events that could impact the appropriate financial reporting of the Company.
•

The Company does not have adequate policies and procedures relating to the origination and maintenance of contemporaneous documentation to support key accounting judgments or to effectively document the terms of all significant contracts and agreements and the related accounting treatment for these contracts and agreements.

The Company replaced its senior management commencing with the May 5, 2004 appointment of a new Chief Executive Officer. Under new management, the Company has enhanced its internal controls and established a new corporate culture that focuses on ethics, unfettered communication within the organization and compliance. On July 12, 2005, the Audit Committee of the Board of Directors memorialized the remediation steps implemented by current management set forth below by adopting the Remediation Plan.

•	Appointed a new Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Controller;
•	Replaced its Director of Internal Audit;
•	Replaced its outside counsel;
•	Instituted a policy of open channels of communication including regularly scheduled meetings of, and with senior management;
•	Instituted weekly meetings between the CEO and Director of Internal Audit to review the status of internal audits and assess internal controls;
•	Instituted periodic trips by senior management to the Company’s remote facilities to foster communication and ensure compliance with the Company’s reporting, internal control and ethics policies; and
•	Filled open finance positions which resulted from earlier terminations and other departures;
•	Instituted weekly reviews of financial results with the Chief Financial Officer and senior management to enhance transparency and accountability;
•	Instituted a policy that requires review and approval of all material agreements and marketing plans by the legal and financial departments;
•	Instituted a policy that requires all systems changes that could impact financial reporting be subject to approval by the financial department; and

•	Revised the Company’s reporting structure to have the catalog finance directors report to the CFO.

Subsequently, management added the following additional remediation steps:

•	Documented the Company’s significant accounting policies and implemented a procedure to periodically review and update these policies; and
•

Implemented a policy that requires the preparation of contemporaneous memoranda and related documentation to support key accounting judgments and to maintain and document the significant terms of material contracts and the accounting treatment thereof.

After management cooperated with KPMG throughout the audit which spanned over nine months, KPMG issued the September 22nd KPMG Letter (copy attached as Exhibit 99.01). The letter informed the Company that due to the nature of the items causing the restatement adjustments and due to the material weaknesses identified above, KPMG would need to re-assess the nature and extent of audit procedures it had performed for all periods reported on by KPMG. The KPMG September 22nd Letter provided an estimate of additional audit fees ranging from $300,000 to $450,000 and at least an additional month. In discussions with management, KPMG informed the Company that in order to complete its audits, KPMG expected management to perform certain procedures and reviews relating to fiscal 2003 and 2002, periods that preceded the appointment of current management, and KPMG needed to perform further audit procedures. The additional procedures to be performed by KPMG and those that KPMG had requested management to perform were not completed prior to KPMG’s dismissal.

The Audit Committee, after careful consideration, concluded, among other reasons, that it would be in the best interests of the Company and its shareholders that the Company engage new auditors who had no involvement in the prior audits to conduct the review and complete the audit.

The audit reports of KPMG on the Company’s financial statements for the 2002 and 2003 fiscal years (prior to those audit reports being withdrawn as discussed above) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report on the fiscal 2003 and 2002 financial statements includes a paragraph which states that the Company’s balance sheet as of December 28, 2002 has been restated to classify certain debt as current. In connection with the audits of the two fiscal years ended December 27, 2003, and during the course of KPMG’s audit of the fiscal year ended December 25, 2004, and the subsequent interim period through October 20, 2005 (no interim periods have been reviewed by KPMG subsequent to the quarterly period ended June 26, 2004), there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its audit opinion, and (ii) no reportable events of the type described in Item 304(a)(1)(v) (A) through (D) of Regulation S-K, except (a) in connection with its audit of the Company’s financial statements for the year ended December 25, 2004, KPMG identified the material weaknesses noted above and (b) KPMG reported to the Company that it could not issue its report on the Company’s 2004 fiscal year end financial statements without performing additional audit procedures and without management performing additional procedures which procedures were not completed prior to KPMG’s dismissal.

The Company has authorized KPMG to respond fully to the inquiries of the Company’s new independent auditors, once selected by the Audit Committee, concerning the subject matter of the material weaknesses identified by KPMG and the additional audit procedures identified in the September 22nd KPMG Letter.

The Company has requested that KPMG furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the disclosure made in this Current Report. The Company will file KPMG’s letter by an amendment to this Current Report within two days of its receipt from KPMG.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.01	Thirty-Second Amendment to Loan and Security Agreement, dated as of December 30, 2004, among Congress Financial Corporation and the Borrowers and Guarantors named therein.

10.02	Thirty-Third Amendment to Loan and Security Agreement, dated as of March 11, 2005, among Congress Financial Corporation and the Borrowers and Guarantors named therein.

10.03	Thirty-Fourth Amendment to Loan and Security Agreement, dated as of July 29, 2005, by and among Wachovia Bank, National Association and the Borrowers and Guarantors named therein.

10.04	First Amendment to Loan And Security Agreement dated as of November 30, 2004, by and among Chelsey Finance, LLC and the Borrowers and Guarantors named therein.

10.05	Second Amendment to Loan And Security Agreement dated as of December 30, 2004, by and among Chelsey Finance, LLC and the Borrowers and Guarantors named therein.

10.06	Third Amendment to Loan And Security Agreement dated as of July 29, 2005, by and among Chelsey Finance, LLC and the Borrowers and Guarantors named therein.

10.07	Credit Card Program Agreement between Hanover Direct, Inc. and World Financial Network National Bank dated as February 22, 2005.

10.08	Amendment Number One to Credit Card Program Agreement between Hanover Direct, Inc. and World Financial Network National Bank dated as March 30, 2005.

16.01	Letter from KPMG LLP to the Securities & Exchange Commission. To be filed by an amendment to this Form 8-K.

99.01	Letter from KPMG LLP to Hanover Direct, Inc. dated September 22, 2005.

99.02	Draft Annual Report on Form 10-K for the Fiscal Year ended December 25, 2004.

99.03	Draft Quarterly Report on Form 10-Q for the Quarterly Period ended June 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

October 27, 2005	By:	/s/ John W. Swatek
		Name:	John W. Swatek
		Title:	Senior Vice President, Chief Financial Officer and Treasurer